BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
BASIS OF PRESENTATION
BASIS OF PRESENTATION

Principles of Consolidation.  The Consolidated Financial Statements include the accounts of Terex Corporation and its majority-owned subsidiaries (“Terex” or the “Company”).  The Company consolidates all majority-owned and controlled subsidiaries, applies the equity method of accounting for investments in which the Company is able to exercise significant influence, and applies the cost method for all other investments.  All material intercompany balances, transactions and profits have been eliminated.

On August 16, 2011, the Company acquired a majority interest in the shares of Demag Cranes AG. The results of Demag Cranes AG and its consolidated subsidiaries (“Demag Cranes AG”) comprise the Material Handling & Port Solutions (“MHPS”) segment since the date of acquisition. See Note I – “Acquisitions.”

Reclassification and Revisions.  Certain prior year amounts have been reclassified to conform to the current year’s presentation.  Effective July 1, 2011, the Company’s bridge inspection equipment, which was formerly included in the Construction segment, is now included in the Aerial Work Platforms (“AWP”) segment.  The Company has changed the presentation of its Consolidated Statement of Cash Flows. Income tax receivables have been netted against income taxes payable. Certain borrowings and repayments of debt have been reported on a gross basis; these cash flows were reported on a net basis previously. The Company has reclassified the impact of certain non-cash items on Trade receivables and Inventories and has also combined certain line items within the operating activities section of the Consolidated Statement of Cash Flows. The Company believes that these changes provide a clearer presentation of the Company’s cash flows. On February 19, 2010, the Company completed the disposition of its Mining business to Bucyrus International, Inc. (“Bucyrus”).  The results of the Mining business were consolidated within the former Materials Processing & Mining Segment.  On December 31, 2009, the Company sold the assets of its construction trailer business.  The results of this business were formerly consolidated within the AWP segment.  In March 2010, the Company sold the assets of its Powertrain pumps business and gears business.  The results of these businesses were formerly consolidated within the Construction segment.  On March 10, 2010, the Company entered into a definitive agreement to sell all of its Atlas heavy construction equipment and knuckle-boom cranes businesses (collectively, “Atlas”) to Atlas Maschinen GmbH (“Atlas Maschinen”).  The results of these businesses were formerly consolidated within the Construction and Cranes segments, respectively.  The Company completed the portion of this transaction related to the operations in Germany on April 15, 2010 and the operations in the United Kingdom on August 11, 2010.  Due to the divestiture of these businesses, the reporting of these businesses has been included in discontinued operations for all periods presented.  See Note D – “Discontinued Operations” for further information on the sales of these businesses. The Company revised its Condensed Consolidating Financial Statements to correct the presentation of intercompany activities between the Company, the Wholly-owned Guarantors and the non-guarantor subsidiaries for investments, loans, capital contributions and repayments. See Note S – “Consolidating Financial Statements” for further information on these revisions.

Use of Estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Cash and Cash Equivalents.  Cash equivalents consist of highly liquid investments with original maturities of three months or less.  The carrying amount of cash and cash equivalents approximates their fair value.  Cash and cash equivalents at December 31, 2011 and 2010 include $14.2 million and $16.3 million, respectively, which were not immediately available for use.  These consist primarily of cash balances held in escrow to secure various obligations of the Company.

Inventories.  Inventories are stated at the lower of cost or market (“LCM”) value. Cost is determined principally by the average cost method and the first-in, first-out (“FIFO”) (approximately 58% and 42% , respectively).  In valuing inventory, the Company is required to make assumptions regarding the level of reserves required to value potentially obsolete or over-valued items at the lower of cost or market.  These assumptions require the Company to analyze the aging of and forecasted demand for its inventory, forecast future products sales prices, pricing trends and margins, and to make judgments and estimates regarding obsolete or excess inventory.  Future product sales prices, pricing trends and margins are based on the best available information at that time including actual orders received, negotiations with the Company’s customers for future orders, including their plans for expenditures, and market trends for similar products.  The Company’s judgments and estimates for excess or obsolete inventory are based on analysis of actual and forecasted usage.  The valuation of used equipment taken in trade from customers requires the Company to use the best information available to determine the value of the equipment to potential customers.  This value is subject to change based on numerous conditions. Inventory reserves are established taking into account age, frequency of use, or sale, and in the case of repair parts, the installed base of machines.  While calculations are made involving these factors, significant management judgment regarding expectations for future events is involved.  Future events that could significantly influence the Company’s judgment and related estimates include general economic conditions in markets where the Company’s products are sold, new equipment price fluctuations, actions of the Company’s competitors, including the introduction of new products and technological advances, as well as new products and design changes the Company introduces.  The Company makes adjustments to its inventory reserve based on the identification of specific situations and increases its inventory reserves accordingly.  As further changes in future economic or industry conditions occur, the Company will revise the estimates that were used to calculate its inventory reserves.  At December 31, 2011 and 2010, reserves for LCM, excess and obsolete inventory totaled $120.1 million and $106.7 million, respectively.

If actual conditions are less favorable than those the Company has projected, the Company will increase its reserves for LCM, excess and obsolete inventory accordingly.  Any increase in the Company’s reserves will adversely impact its results of operations.  The establishment of a reserve for LCM, excess and obsolete inventory establishes a new cost basis in the inventory.  Such reserves are not reduced until the product is sold.

Debt Issuance Costs.  Debt issuance costs incurred in securing the Company’s financing arrangements are capitalized and amortized over the term of the associated debt.  Capitalized debt issuance costs related to debt that is extinguished early are charged to expense at the time of retirement. Debt issuance costs were $42.7 million and $25.8 million (net of accumulated amortization of $11.9 million and $12.8 million) at December 31, 2011 and 2010, respectively.

Intangible Assets.  Intangible assets include purchased patents, trademarks, customer relationships and other specifically identifiable assets and are amortized on a straight-line basis over the respective estimated useful lives, which range from one to forty-five years.  Intangible assets are reviewed for impairment when circumstances warrant.

Goodwill.  Goodwill, representing the difference between the total purchase price and the fair value of assets (tangible and intangible) and liabilities at the date of acquisition, is reviewed for impairment annually, and more frequently as circumstances warrant, and written down only in the period in which the recorded value of such assets exceed their fair value.  The Company selected October 1 as the date for the required annual impairment test.

Goodwill is tested for impairment at the reporting unit level, which is defined as an operating segment or a component of an operating segment that constitutes a business for which discrete financial information with similar economic characteristics is available and the operating results are regularly reviewed by the Company’s management.  The AWP, Construction, Cranes and MP operating segments plus the Material Handling business (including services) and Port Solutions business of MHPS, comprise the six reporting units for goodwill impairment testing purposes.

The Company adopted Financial Accounting Standards Board (the “FASB”) Accounting Standards Update (“ASU”) ASU 2011-08, “Intangibles – Goodwill and Other (Topic 350),” (“ASU 2011-08”) at the beginning of its fourth quarter of 2011 on a prospective basis. See “Recent Accounting Pronouncements” below. ASU 2011-08 allows us to first assess, qualitatively, whether it is necessary to perform the quantitative two-step goodwill impairment test as described below. If we believe, as a result of our qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative two-step goodwill impairment process is required. We have the unconditional option to bypass the qualitative assessment and proceed directly to performing the first step of the quantitative goodwill impairment test.

The quantitative goodwill impairment analysis is a two-step process.  The first step used to identify potential impairment involves comparing each reporting unit’s estimated fair value to its carrying value, including goodwill.  The Company uses an income approach derived from a discounted cash flow model to estimate the fair value of its reporting units.  The aggregate fair value of the Company’s reporting units is compared to the Company’s market capitalization on the valuation date to assess its reasonableness.  The initial recognition of goodwill, as well as the annual review of the carrying value of goodwill, requires that the Company develop estimates of future business performance.  These estimates are used to derive expected cash flow and include assumptions regarding future sales levels and the level of working capital needed to support a given business.  The Company relies on data developed by business segment management as well as macroeconomic data in making these calculations. The discounted cash flow model also includes a determination of the Company’s weighted average cost of capital.  The cost of capital is based on assumptions about interest rates as well as a risk-adjusted rate of return required by the Company’s equity investors.  Changes in these estimates can impact the present value of the expected cash flow that is used in determining the fair value of acquired intangible assets as well as the overall expected value of a given business.

The second step of the process involves the calculation of an implied fair value of goodwill for each reporting unit for which step one indicated impairment.  The implied fair value of goodwill is determined by measuring the excess of the estimated fair value of the reporting unit over the estimated fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination.  If the implied fair value of goodwill exceeds the carrying value of goodwill assigned to the reporting unit, there is no impairment.  If the carrying value of goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess.  An impairment loss cannot exceed the carrying value of goodwill assigned to a reporting unit and the subsequent reversal of goodwill impairment losses is not permitted.

There were no indicators of goodwill impairment in the tests performed as of October 1, 2011, 2010 and 2009. See Note J – “Goodwill and Intangible Assets” in the Notes to the Consolidated Financial Statements.

Property, Plant and Equipment.  Property, plant and equipment are stated at cost.  Expenditures for major renewals and improvements are capitalized while expenditures for maintenance and repairs not expected to extend the life of an asset beyond its normal useful life are charged to expense when incurred.  Plant and equipment are depreciated over the estimated useful lives (1-40 years and 2-20 years, respectively) of the assets under the straight-line method of depreciation for financial reporting purposes and both straight-line and other methods for tax purposes.

Impairment of Long-Lived Assets. The Company’s policy is to assess the realizability of its long-lived assets, including intangible assets, and to evaluate such assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets (or group of assets) may not be recoverable.  Impairment is determined to exist if fair value based on the estimated future undiscounted cash flows are less than the carrying value.  Future cash flow projections include assumptions for future sales levels and the level of working capital needed to support each business.  The Company uses data developed by business segment management as well as macroeconomic data in making these calculations.  The amount of any impairment then recognized would be calculated as the difference between estimated fair value and the carrying value of the asset.  The Company recognized asset impairments of $18.8 million, $11.4 million and $4.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, of which, $8.8 million, $9.3 million and $1.5 million, respectively, were recognized as part of restructuring costs.  See Note L – “Restructuring and Other Charges.”

Accounts Receivable and Allowance for Doubtful Accounts.  Trade accounts receivable are recorded at the invoiced amount and do not bear interest.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company determines the allowance based on historical customer review and current financial conditions.  The Company reviews its allowance for doubtful accounts at least quarterly.  Past due balances over 90 days and over a specified amount are reviewed individually for collectibility.  All other balances are reviewed on a pooled basis by type of receivable.  Account balances are charged off against the allowance when the Company determines it is probable the receivable will not be recovered.  There can be no assurance that the Company’s historical accounts receivable collection experience will be indicative of future results.  The Company has off-balance sheet credit exposure related to guarantees provided to financial institutions as disclosed in Note Q – “Litigation and Contingencies.”  Substantially all receivables were trade receivables at December 31, 2011 and 2010.

Revenue Recognition.  Revenue and related costs are generally recorded when products are shipped and invoiced to either independently owned and operated dealers or to customers.  Shipping and handling charges are recorded in Cost of goods sold.

Revenue generated in the United States is recognized when title and risk of loss pass from the Company to its customers which generally occurs upon shipment depending upon the shipping terms negotiated.  The Company also has a policy which requires it to meet certain criteria in order to recognize revenue, including satisfaction of the following requirements:

a)                                     Persuasive evidence that an arrangement exists;
b)                                    The price to the buyer is fixed or determinable;
c)                                     Collectibility is reasonably assured; and
d)                                    The Company has no significant obligations for future performance.

In the United States, the Company has the ability to enter into a security agreement and receive a security interest in the product by filing an appropriate Uniform Commercial Code (“UCC”) financing statement.  However, a significant portion of the Company’s revenue is generated outside of the United States.  In many countries outside of the United States, as a matter of statutory law, a seller retains title to a product until payment is made.  The laws do not provide for a seller’s retention of a security interest in goods in the same manner as established in the UCC.  In these countries, the Company retains title to goods delivered to a customer until the customer makes payment so that the Company can recover the goods in the event of customer default on payment.  In these circumstances, where the Company only retains title to secure its recovery in the event of customer default, the Company also has a policy requiring it to meet certain criteria in order to recognize revenue, including satisfaction of the following requirements:

a)                                     Persuasive evidence that an arrangement exists;
b)                                    Delivery has occurred or services have been rendered;
c)                                     The price to the buyer is fixed or determinable;
d)                                    Collectibility is reasonably assured;
e)                                     The Company has no significant obligations for future performance; and
f)                                       The Company is not entitled to direct the disposition of the goods, cannot rescind the transaction, cannot prohibit the customer from moving, selling, or otherwise using the goods in the ordinary course of business and has no other rights of holding title that rest with a titleholder of property that is subject to a lien under the UCC.

In circumstances where the sales transaction requires acceptance by the customer for items such as testing on site, installation, trial period or performance criteria, revenue is not recognized unless the following criteria have been met:

a)                                     Persuasive evidence that an arrangement exists;
b)                                    Delivery has occurred or services have been rendered;
c)                                     The price to the buyer is fixed or determinable;
d)                                    Collectibility is reasonably assured; and
e)                                     The customer has given their acceptance, the time period has elapsed or the Company has otherwise objectively demonstrated that the criteria specified in the acceptance provisions have been satisfied.

In addition to performance commitments, the Company analyzes factors such as the reason for the purchase to determine if revenue should be recognized.  This analysis is done before the product is shipped and includes the evaluation of factors that may affect the conclusion related to the revenue recognition criteria as follows:

a)                                     Persuasive evidence that an arrangement exists;
b)                                    Delivery has occurred or services have been rendered;
c)                                     The price to the buyer is fixed or determinable; and
d)                                    Collectibility is reasonably assured.

Revenue from sales-type leases is recognized at the inception of the lease. Income from operating leases is recognized ratably over the term of the lease. The Company routinely sells equipment subject to operating leases and the related lease payments.  If the Company does not retain a substantial risk of ownership in the equipment, the transaction is recorded as a sale.  If the Company does retain a substantial risk of ownership, the transaction is recorded as a borrowing, the operating lease payments are recognized as revenue over the term of the lease and the debt is amortized over a similar period.

The Company, from time to time, issues buyback guarantees in conjunction with certain sales agreements.  These primarily relate to trade value agreements (“TVAs”) in which a customer may trade in equipment in the future at a stated price/credit if the customer meets certain conditions.  The trade-in price/credit is determined at the time of the original sale of equipment.  In conjunction with the trade-in, these conditions include a requirement to purchase new equipment at fair market value at the time of trade-in, which fair value is required to be of equal or greater value than the original equipment cost.  Other conditions also include the general functionality and state of repair of the machine.  The Company has concluded that any credit provided to customers under a TVA/buyback guarantee, which is expected to be equal to or less than the fair value of the equipment returned on the trade-in date, is a guarantee to be accounted for in accordance with Accounting Standards Codification (“ASC”) 460, “Guarantees” (“ASC 460”).

The original sale of equipment, accompanied by a buyback guarantee, is a multiple element transaction wherein the Company offers its customer the right, after some period of time, for a limited period of time, to exchange purchased equipment for a fixed price trade-in credit toward another of our products.  The fixed price trade-in credit is accounted for under the guidance provided by ASC 460. Pursuant to this right, the Company has agreed to make a payment (in the form of a trade-in credit) to the customer contingent upon the customer exercising its right to trade in the original purchased equipment.  Under the guidance of ASC 460, the Company records the fixed price trade-in credit at its fair value.  Accordingly, as noted above, the Company has accounted for the trade-in credit as a separate deliverable in a multiple element arrangement.

Guarantees.  The Company records a liability for the estimated fair value of guarantees issued pursuant to ASC 460.  The Company recognizes a loss under a guarantee when its obligation to make payment under the guarantee is probable and the amount of the loss can be estimated.  A loss would be recognized if the Company’s payment obligation under the guarantee exceeds the value it can expect to recover to offset such payment, primarily through the sale of the equipment underlying the guarantee.

Accrued Warranties.  The Company records accruals for potential warranty claims based on its claim experience.  The Company’s products are typically sold with a standard warranty covering defects that arise during a fixed period.  Each business provides a warranty specific to the products it offers.  The specific warranty offered by a business is a function of customer expectations and competitive forces.  Warranty length is generally a fixed period of time, a fixed number of operating hours, or both.

A liability for estimated warranty claims is accrued at the time of sale.  The non-current portion of the warranty accrual is included in Other non-current liabilities in the Company’s Consolidated Balance Sheet.  The liability is established using historical warranty claim experience for each product sold.  Historical claim experience may be adjusted for known design improvements or for the impact of unusual product quality issues.  Warranty reserves are reviewed quarterly to ensure critical assumptions are updated for known events that may affect the potential warranty liability.

The following table summarizes the changes in the consolidated product warranty liability (in millions):

Balance as of December 31, 2009	$126.2
Accruals for warranties issued during the period	74.5
Business acquired during the period	—
Changes in estimates	0.1
Settlements during the year	(92.8)
Foreign exchange effect/other	(5.0)
Balance as of December 31, 2010	103.0
Accruals for warranties issued during the period	74.9
Business acquired during the period	24.7
Changes in estimates	11.5
Settlements during the year	(76.5)
Foreign exchange effect/other	(3.5)
Balance as of December 31, 2011	$134.1

Accrued Product Liability.  The Company records accruals for product liability claims when deemed probable and estimable based on facts and circumstances, and prior claim experience.  Accruals for product liability claims are valued based upon the Company’s prior claims experience, including consideration of the jurisdiction, circumstances of the accident, type of loss or injury, identity of plaintiff, other potential responsible parties, analysis of outside legal counsel, analysis of internal product liability counsel and the experience of the Company’s director of product safety.  Actual product liability costs could be different due to a number of variables such as the decisions of juries or judges.

Defined Benefit Pension and Other Postretirement Benefits.  The Company provides postretirement benefits to certain former salaried and hourly employees and certain hourly employees covered by bargaining unit contracts that provide such benefits.  The Company accounts for these benefits under ASC 715, “Compensation-Retirement Benefits” (“ASC 715”).  ASC 715 requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans.  Under ASC 715, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in Accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.  See Note O – “Retirement Plans and Other Benefits.”

Deferred Compensation.  The Company maintains a Deferred Compensation Plan, which is described more fully in Note O – “Retirement Plans and Other Benefits.”  The Company’s common stock, par value $0.01 per share (“Common Stock”) held in a rabbi trust pursuant to the Company’s Deferred Compensation Plan, is treated in a manner similar to treasury stock and is recorded at cost within Stockholders’ equity as of December 31, 2011 and 2010.  The plan obligations for participant deferrals in the Company’s Common Stock are classified as Additional paid-in capital within Stockholders’ equity.  The total of the Company’s Common Stock required to settle this deferred compensation obligation is included in the denominator in both basic and diluted earnings per share calculations.

Stock-Based Compensation.  At December 31, 2011, the Company had stock-based employee compensation plans, which are described more fully in Note P – “Stockholders’ Equity.”  The Company accounts for those plans under the recognition and measurement principles of ASC 718, “Compensation–Stock Compensation” (“ASC 718”).  ASC 718 requires that expense resulting from all share-based payment transactions be recognized in the financial statements at fair value.

Foreign Currency Translation.  Assets and liabilities of the Company’s non-U.S. operations are translated at year-end exchange rates.  Income and expenses are translated at average exchange rates prevailing during the year.  For operations whose functional currency is the local currency, translation adjustments are recorded in the Accumulated other comprehensive income component of Stockholders’ equity. Gains or losses resulting from foreign currency transactions are recorded in the accounts based on the underlying transaction.

Derivatives.  Derivative financial instruments are recorded in the Consolidated Balance Sheet at their fair value as either assets or liabilities.  Changes in the fair value of derivatives are recorded each period in earnings or Accumulated other comprehensive income, depending on whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction.  Gains and losses on derivative instruments reported in Accumulated other comprehensive income are included in earnings in the periods in which earnings are affected by the hedged item. See Note K – “Derivative Financial Instruments.”

Environmental Policies.  Environmental expenditures that relate to current operations are either expensed or capitalized depending on the nature of the expenditure.  Expenditures relating to conditions caused by past operations that do not contribute to current or future revenue generation are expensed.  Liabilities are recorded when environmental assessments and/or remedial actions are probable and the costs can be reasonably estimated.  Such amounts were not material at December 31, 2011 and 2010.

Research and Development Costs.  Research and development costs are expensed as incurred. Such costs incurred in the development of new products or significant improvements to existing products are included in Selling, general and administrative expenses.  Research and development costs were $73.7 million, $59.9 million and $58.9 million during 2011, 2010 and 2009, respectively.

Income Taxes.  The Company accounts for income taxes using the asset and liability method.  This method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities.  See Note C – “Income Taxes.”

Earnings Per Share.  Basic (loss) earnings per share is computed by dividing Net (loss) income attributable to Terex Corporation for the period by the weighted average number of shares of Common Stock outstanding.  Diluted earnings per share is computed by dividing Net (loss) income attributable to Terex Corporation for the period by the weighted average number of shares of Common Stock outstanding and potential dilutive common shares.  See Note E – “Earnings Per Share.”

Fair Value Measurements. Assets and liabilities measured at fair value on a recurring basis under the provisions of ASC 820, “Fair Value Measurement and Disclosure” (“ASC 820”) include interest rate swap and foreign currency forward contracts discussed in Note K – “Derivative Financial Instruments.”  These contracts are valued using a market approach, which uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.  ASC 820 establishes a fair value hierarchy for those instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s assumptions (unobservable inputs).  The hierarchy consists of three levels:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 – Quoted prices in markets that are not active, or inputs which are observable, either directly or indirectly, for substantially the full term of the asset or liability; and
Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported by little or no market activity).

Determining which category an asset or liability falls within this hierarchy requires judgment.  The Company evaluates its hierarchy disclosures each quarter.

Recent Accounting Pronouncements.  In October 2009, the FASB issued ASU 2009-13, “Multiple-Deliverable Revenue Arrangements,” which amended Accounting Standards Codification (“ASC”) 605, “Revenue Recognition.”  This guidance addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting, and how to allocate consideration to each unit of accounting.  In an arrangement with multiple deliverables, the delivered item(s) shall be considered a separate unit of accounting if the delivered items have value to the customer on a stand-alone basis.  Items have value on a stand-alone basis if they are sold separately by any vendor or the customer could resell the delivered items on a stand-alone basis and if the arrangement includes a general right of return relative to the delivered items, delivery or performance of the undelivered items is considered probable and substantially in the control of the vendor.

Arrangement consideration shall be allocated at the inception of the arrangement to all deliverables based on their relative selling price, except under certain circumstances such as items recorded at fair value and items not contingent upon delivery of additional items or meeting other specified performance conditions.  The selling price for each deliverable shall be determined using vendor specific objective evidence (“VSOE”) of selling price, if it exists, otherwise third-party evidence of selling price.  If neither VSOE nor third-party evidence exists for a deliverable, then the vendor shall use its best estimate of the selling price for that deliverable.  This guidance eliminates use of the residual value method for determining allocation of arrangement consideration and it allows for use of an entity’s best estimate to determine selling price if VSOE and third-party evidence cannot be determined.  It also requires additional disclosures such as: nature of the arrangement, certain provisions within the arrangement, significant factors used to determine selling prices and timing of revenue recognition related to the arrangement.  This guidance was effective for fiscal years beginning on or after June 15, 2010, with early adoption permitted.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In January 2010, the FASB issued ASU 2010-06, “Improving Disclosures about Fair Value Measurements,” which amends ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”).  This amendment requires new disclosures, including reasons for and amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and separate presentation of purchases, sales, issuances and settlements in the reconciliation of activity for Level 3 fair value measurements.  It also clarified guidance related to determining appropriate classes of assets and liabilities and information to be provided for valuation techniques used to measure fair value.  This guidance with respect to Level 3 fair value measurements was effective for the Company in its interim and annual reporting periods beginning after December 15, 2010.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations.” The amendments in this update clarify the acquisition date that should be used for reporting pro forma financial information disclosures in Topic 805 when comparative financial statements are presented. The amendments also improve usefulness of the pro forma revenue and earnings disclosures by requiring description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination(s). The amendments in this update were effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”, which amended ASC 820, “Fair Value Measurements and Disclosures.” This guidance addresses efforts to achieve convergence between U.S. GAAP and International Financial Reporting Standards (“IFRS”) requirements for measurement of and disclosures about fair value. The amendments are not expected to have a significant impact on companies applying U.S. GAAP. Key provisions of the amendment include: a prohibition on grouping financial instruments for purposes of determining fair value, except when an entity manages market and credit risks on the basis of the entity’s net exposure to the group; an extension of the prohibition against the use of a blockage factor to all fair value measurements (that prohibition currently applies only to financial instruments with quoted prices in active markets); and a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. In addition, for items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. This guidance was effective for the Company in its interim and annual reporting periods beginning after December 15, 2011. Adoption of this guidance is not expected to have a significant impact on the determination or reporting of the Company’s financial results.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (ASC Topic 220): Presentation of Comprehensive Income,” (“ASU 2011-05”) which amends current comprehensive income guidance. This accounting update eliminates the option to present components of other comprehensive income as part of the statement of stockholders’ equity. Instead, the Company must report comprehensive income in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05,” (“ASU-2011-12”). ASU 2011-12 defers the requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. ASU 2011-05 and 2011-12 were effective for the Company on January 1, 2012. Since the provisions of ASU 2011-05 and 2011-12 are presentation related only, adoption of ASU 2011-05 and 2011-12 did not have a significant impact on the determination or reporting of the Company’s financial results. Accordingly, the Company now includes a Consolidated Statement of Comprehensive Income as part of their primary financial statements.

In September 2011, the FASB issued ASU 2011-08. ASU 2011-08 allows entities to first assess qualitatively whether it is necessary to perform the two-step goodwill impairment test. If an entity believes, as a result of its qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the quantitative two-step goodwill impairment test is required. An entity has the unconditional option to bypass the qualitative assessment and proceed directly to performing the first step of the goodwill impairment test. The Company elected to early adopt this accounting guidance at the beginning of its fourth quarter of 2011 on a prospective basis for goodwill impairment tests. Adoption of this standard did not have a significant impact on the determination or reporting of the Company’s financial results.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities,” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Adoption of this guidance is not expected to have a significant impact on the determination or reporting of the Company’s financial results.